ASSIGNMENT OF AN OIL AND GAS INTEREST

THIS ASSIGNMENT made and entered into this the 18th day of July, 2020, by and between North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative by corporate resolution dated March 1, 2020, James White, whose address is 2240 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignor" and Nowea, Inc., whose address is 2210 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignee".

WITNESSETH

That the Assignor for and in consideration of the sum of One Dollar ($1.00), cash in hand, as well as other valuable consideration, the receipt of which is hereby acknowledged, has bargained and sold and by these presents does hereby sell, assign, remise, transfer and convey unto the ASSIGNEE ITS HEIRS AND ASSIGNS the following interest in an oil and gas lease known as the Whittaker Lease as well as all equipment on the lease used to operate the wells, including but not limited to pump jacks, tanks, flow lines, electric lines and downhole equipment more specifically described as follows:

A. All of Assignor's right, title and interest in and to the Oil and Gas Lease and lands specifically described and located at 1455 Bill Dedman Road Bowling Green, Kentucky 42101 and recorded in Warren County, Kentucky Deed Book 1079, Page 808.

B. Five (5%) Over Riding Royalty Interest in the oil and gas lease.

C. One Hundred (100%) Working Interest and Sixty (60%) Net Revenue Interest of the 2 wells recorded in book 1076, page 540.

Assignor acquired its interest in the above described Lease from Magna Bures Oil/acting agent for Northwest Oil and Gas Trading Company by Assignment dated August 1, 2018, of record in Deed Book 1090 Page 2, records of the Warren County Clerk's Office. The original lease was dated January 21, 1986 and recorded in Lease Book 562, Page 477, in the Warren County Clerk's Office.

Assignor, for themselves, their heirs and personal representative or successors, does covenant and agree that they shall and will warrant and forever defend the above-bargained premises in the quiet and peaceable possession of Assignee, its heirs and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under Grantor.

Executed and delivered the day of Assignor's acknowledgment, to be effective as of the Effective Date. This Assignment is not valid until executed by Assignee, recorded, and a copy of the recorded instrument is returned to the Assignee.

WARREN COUNTY
D1209 PG437

ASSIGNOR:

North West Oil and Gas Trading Company, Inc.
By: James White, Duly Authorized Representative
Date: 7/18/2020

State of Kentucky }
}
County of Warren }

Subscribed and sworn and Acknowledged before me by North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative, James White on this the 18th day of July, 2020.

NOTARY PUBLIC-STATE AT LARGE
My Commission Expires: 9/8/2020
Notary Identification No: 564591

Prepared without
request for title
examination by:

Kevin L. Goff
Goff Law Firm, PLLC
1104 Fairview Avenue
Post Office Box 1737
Bowling Green, Ky 42102
270-843-0099

DOCUMENT NO: 1147341
RECORDED:July 20,2020 03:17:00 PM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: BAILEY ADAMS
COUNTY: WARREN COUNTY
BOOK: D1209 PAGES: 436 - 437

ASSIGNMENT OF AN OIL AND GAS INTEREST

THIS ASSIGNMENT made and entered into this the 18 day of May, 2020, by and between North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative by corporate resolution dated March 1, 2020, James White, whose address is 2240 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignor" and Nowea, Inc., whose address is 2210 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignee".

WITNESSETH

That the Assignor for and in consideration of the sum of One Dollar ($1.00), cash in hand, as well as other valuable consideration, the receipt of which is hereby acknowledged, has bargained and sold and by these presents does hereby sell, assign, remise, transfer and convey unto the ASSIGNEE ITS HEIRS AND ASSIGNS the following interest in an oil and gas lease known as the Whittaker/Ritter Lease as well as all equipment on the lease used to operate the wells, including but not limited to pump jacks, tanks, flow lines, electric lines and downhole equipment more specifically described as follows:

A. All (71% Working Interest and 51% Net Revenue Interest) of Assignor's right, title and in to the Oil and Gas wells specifically described by permit, attached hereto in section B, hereafter called "the Wells";

B. All of Assignor's right, title and interest in and to all personal property, easements, permits and rights-of-way situated upon or used or held for future use in connection with the exploration, development or operation of the interests and wells described by permit number 7474, 74675, 72595, 73291 or of any united area which includes any of such properties and interest, or in the production, treating, storing or transportation of oil, gas or hydrocarbons. Wells located in Warren County, Kentucky.

C. Previously recorded in Warren County, Kentucky Book 1084, Page 481.

Assignor acquired his interest in the above described Lease from NEO Oil and Gas by Assignment dated August 24, 2018, of record in Deed Book 1160 Page 755 records of the Warren County Clerk's Office. The original lease being dated January 21, 1986 and of record in Lease Book 562, Page 477, records of the Warren County Court Clerk.

Assignor, for themselves, their heirs and personal representative or successors, does covenant and agree that they shall and will warrant and forever defend the above-bargained premises in the quiet and peaceable possession of Assignee, its heirs and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under Grantor.

Executed and delivered the day of Assignor's acknowledgment, to be effective as of the Effective Date. This Assignment is not valid until executed by Assignee, recorded, and a copy of the recorded instrument is returned to the Assignee

ASSIGNOR:

North West Oil and Gas Trading Company, Inc.
By: James White, Duly Authorized Representative
Date: 7/18/2020

COMMONWEALTH OF KENTUCKY }
}
COUNTY OF WARREN }

Subscribed and sworn and Acknowledged before me by North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative, James White on this the 18th day of July, 2020.

NOTARY PUBLIC-STATE AT LARGE
My Commission Expires: 9/8/2020
Notary Identification No: 564591

Prepared without request for title examination by:

Kevin L. Goff
Goff Law Firm, PLLC
1104 Fairview Avenue
Post Office Box 1737
Bowling Green, Ky 42102
270-843-0099

DOCUMENT NO: 1147339
RECORDED:July 20,2020 03:15:00 PM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: BAILEY ADAMS
COUNTY: WARREN COUNTY
BOOK: D1209 PAGES: 432 - 433

ASSIGNMENT OF AN OIL AND GAS INTEREST

THIS ASSIGNMENT made and entered into this the 23 day of October, 2020, by and between North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative by corporate resolution dated March 1, 2020, James White, whose address is 2240 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignor" and Nowea, Inc., whose address is 2210 Front Street, Suite 204 Melbourne, Florida 32901, hereinafter referred to as "Assignee".

WITNESSETH

That the Assignor for and in consideration of the sum of One Dollar ($1.00), cash in hand, as well as other valuable consideration, the receipt of which is hereby acknowledged, has bargained and sold and by these presents does hereby sell, assign, remise, transfer and convey unto the ASSIGNEE ITS HEIRS AND ASSIGNS the following interest in an oil and gas lease known as the Whittaker Lease more specifically described as follows:

A. 40% Net Revenue Interest and 100% Working Interest of Assignor's right, title and interest in and to the Oil and Gas Lease and lands specifically described and located at Whittaker Drilling site 1 located at 1455 Bill Dedman Road Bowling Green, Kentucky 42101 and recorded in Warren County, Kentucky Deed Book 1079, Page 808.

Assignor acquired its interest in the above described Lease from Ploutos Oil, LLC by Assignment dated January 1, 2015, of record in Deed Book 1090 Page 1, records of the Warren County Clerk's Office. The original lease was dated January 21, 1986 and recorded in Lease Book 562, Page 477, in the Warren County Clerk's Office.

Assignor, for themselves, their heirs and personal representative or successors, does covenant and agree that they shall and will warrant and forever defend the above-bargained premises in the quiet and peaceable possession of Assignee, its heirs and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under Grantor.

Executed and delivered the day of Assignor's acknowledgment, to be effective as of the Effective Date. This Assignment is not valid until executed by Assignee, recorded, and a copy of the recorded instrument is returned to the Assignee.

ASSIGNOR:

____
North West Oil and Gas Trading Company, Inc.
By: Authorized Representative, James White

Date: 10/23/2020

State of Florida }
}
County of Broward }

Subscribed and sworn and Acknowledged before me by North West Oil and Gas Trading Company, Inc. by and through its duly authorized representative, James White on this the 23rd day of October, 2020.

NOTARY PUBLIC-STATE AT LARGE
My Commission Expires 10 07 2023
Notary Identification No: ___________

Notary Public State of Florida
Alexander J Repass
My Commission GG 920493
Expires 10/07/2023

Prepared without request for title examination by:

Kevin L. Goff
Goff Law Firm, PLLC
1104 Fairview Avenue
Post Office Box 1737
Bowling Green, Ky 42102
270-843-0099

DOCUMENT NO: 1161546
RECORDED: October 29,2020 03:24:00 PM
TOTAL FEES: $50.00
COUNTY CLERK: LYNETTE YATES
DEPUTY CLERK: CARLA HILL
COUNTY: WARREN COUNTY
BOOK: D1217 PAGES: 29 - 30